Exhibit 21.1

CAPITALSOURCE INC. SUBSIDIARIES

Alexander Funding, LLC

Alpha Packaging Associates I, LLC

Boulder City LLC

CapitalSource (UK) Limited

CapitalSource Advisors LLC

CapitalSource Analytics LLC

CapitalSource Bank

CapitalSource Canada ULC

CapitalSource Commercial Loan LLC, 2002-2

CapitalSource Commercial Loan LLC, 2003-1

CapitalSource Commercial Loan LLC, 2003-2

CapitalSource Commercial Loan LLC, 2004-1

CapitalSource Commercial Loan LLC, 2004-2

CapitalSource Commercial Loan LLC, 2005-1

CapitalSource Commercial Loan LLC, 2006-1

CapitalSource Commercial Loan LLC, 2006-2

CapitalSource Commercial Loan Trust 2003-2

CapitalSource Commercial Loan Trust 2004-1

CapitalSource Commercial Loan Trust 2004-2

CapitalSource Commercial Loan Trust 2005-1

CapitalSource Commercial Loan Trust 2006-1

CapitalSource Commercial Loan Trust 2006-2

CapitalSource Europe Limited

CapitalSource Finance II Inc.

CapitalSource Finance LLC

CapitalSource Funding II Trust

CapitalSource Funding III LLC

CapitalSource Funding V Trust

CapitalSource Funding LLC

CapitalSource International Inc.

CapitalSource Limited

CapitalSource Mortgage Finance LLC

CapitalSource Real Estate Loan LLC 2006-A

CapitalSource Real Estate Loan Trust 2006-A

CapitalSource Servicing LLC

CapitalSource SF Equity LLC

CapitalSource SF Finance LLC

CapitalSource SF GP LLC

CapitalSource SF TRS Inc.

CapitalSource SNF Funding LLC

CapitalSource TRS Inc.

CapitalSource Trust Preferred Securities 2005-1

CapitalSource Trust Preferred Securities 2005-2

CapitalSource Trust Preferred Securities 2006-1

CapitalSource Trust Preferred Securities 2006-2

CapitalSource Trust Preferred Securities 2006-3

CapitalSource Trust Preferred Securities 2006-4

CapitalSource Trust Preferred Securities 2006-5

Carnegie Gardens, Inc.

CIG International, LLC

CS Asset Management LLC

CS Bluesky II LLC

CS Capital Advisors LLC

CS Equity II LLC

CS Equity III LLC

CS Equity Investments, Inc.

CS Funding Depositor VI LLC

CS Funding II Depositor LLC

CS Funding V Depositor LLC

CS OT I LLC

CS Tower Acquisition LLC

CSE Albany LLC

CSE Amarillo LLC

CSE Arden L.P.

CSE Augusta LLC

CSE Bedford LLC

CSE Cambridge LLC

CSE Cambridge Realty LLC

CSE Canton LLC

CSE Cedar Rapids LLC

CSE Centennial Village

CSE Chelmsford LLC

CSE Chesterton LLC

CSE Claremont LLC

CSE Corpus North LLC

CSE Denver ILIFF LLC

CSE Denver LLC

CSE Douglas LLC

CSE Dumas LLC

CSE Elkton LLC

CSE Elkton Realty LLC

CSE Exclusive LLC

CSE Fort Wayne LLC

CSE Frankston LLC

CSE Georgetown LLC

CSE Green Bay LLC

CSE Hilliard LLC

CSE Hillsdale LLC

CSE Huntsville LLC

CSE Indianapolis — Continental LLC

CSE Indianapolis — Greenbriar LLC

CSE Issaquah LLC

CSE Jacinto City LLC

CSE Jeffersonville — Hillcrest Center LLC

CSE Jeffersonville — Jennings House LLC

CSE King L.P.

CSE Kingsport LLC

CSE Knightdale L.P.

CSE Lake City LLC

CSE Lake Worth LLC

CSE Lakewood LLC

CSE Las Vegas LLC

CSE Lawrenceburg LLC

CSE Lenoir L.P.

CSE Lexington Park LLC

CSE Lexington Park Realty LLC

CSE Ligonier LLC

CSE Live Oak LLC

CSE Logansport LLC

CSE Lowell LLC

CSE Mobile LLC

CSE Moore LLC

CSE Mortgage LLC

CSE North Carolina Holdings I LLC

CSE North Carolina Holdings II LLC

CSE Omro LLC

CSE Orange Park LLC

CSE Orlando — Pinar Terrace Manor LLC

CSE Orlando — Terra Vista Rehab LLC

CSE Pennsylvania Holdings

CSE PHC LLC

CSE Piggott LLC

CSE Pilot Point LLC

CSE Pine View LLC

CSE Pittsburg LLC

CSE Ponca City LLC

CSE Port St. Lucie LLC

CSE QRS Funding I LLC

CSE QRS Funding II LLC

CSE Richmond LLC

CSE Safford LLC

CSE Salina LLC

CSE Seminole LLC

CSE Shawnee LLC

CSE SLB LLC

CSE SNF Holding II LLC

CSE SNF Holding LLC

CSE Spring Branch LLC

CSE Stillwater LLC

CSE Taylorsville LLC

CSE Texarkana LLC

CSE Texas City LLC

CSE Texas Holdings LLC

CSE The Village LLC

CSE Upland LLC

CSE Walnut Cove L.P.

CSE West Point LLC

CSE Wichita LLC

CSE Winter Haven LLC

CSE WKTM Contributor LLC

CSE Woodfin L.P.

CSE Yorktown LLC

Delft Funding, LLC

Desert Lane LLC

Dixie White House Nursing Home, Inc.

Florida Real Estate Company, LLC

Greenbough, LLC

LAD I Real Estate Company, LLC

Legends Funding, LLC

Marianna Holdings, Inc.

Mauna Loa Funding, LLC

North Las Vegas LLC

Ocean Springs Nursing Home, Inc.

Panama City Nursing Center, Inc.

Paradise Canyon Funding, LLC

PrivateSource Mortgage LLC

Silver Lake Real Estate, LLC

Skyler Boyington, Inc.

Skyler Maitland, Inc.

South Peters Funding, LLC

Suwanee, LLC

Tower Acquisition LLC

VI Funding, LLC

VO Receivables Funding, LLC

WKM Real Estate, LLC

WKTM-Florida, LLC